UNITED COMMUNITY BANKS, INC.

                               Common Stock



                         BROKER DEALER AGREEMENT


                                           January 28, 1997




The Carson Medlin Company
1307 Glenwood Avenue
Suite 158
Raleigh, North Carolina  27605

Dear Sirs:

     SECTION 1. Broker Dealer Agreement. United Community Banks, Inc., a Georgia corporation (the "Company) proposes to issue and sell 250,000 shares of its authorized but unissued Common Shares (the "Common Shares"). Said aggregate of 250,000 shares are herein called the "Common Shares."

     The Carson Medlin Company ("Carson Medlin") has advised the Company that pursuant to Chapter 78A of the North Carolina General Statutes, Carson Medlin proposes to act as a Dealer for the account of the Company in connection with a public offering of the Common Shares on behalf of the Company in the State of North Carolina after the effective date of the registration statement hereinafter referred to. Carson Medlin shall have no financial commitment to purchase any of the Common Shares.
Carson Medlin will act as Dealer on behalf of the Company in connection with effecting the offer and sale of the Common Shares in North Carolina to residents of North Carolina who are not already shareholders of the Company. Carson Medlin will not be obligated to purchase any of the Common Shares for its own account. In North Carolina, Carson Medlin will effect the sale of the Common Shares for the account of the Company at a price of $20.00 per share, unless and until the Company establishes another price. Carson Medlin has not and will not be involved with determining the price of the shares to be sold in the public offering. The Company will pay to Carson Medlin at the closing of the offering a fee of $30,000 for Carson Medlin's services performed hereunder. If the offering is terminated for any reason prior to acceptance by the Company of the Common Shares offered hereby to residents of North Carolina, the Company will pay to Carson Medlin a fee of $20,000 for services performed hereunder.

     SECTION 2.  Representations and Warranties of the Company.
The Company hereby represents and warrants to Carson Medlin that:

          (a) A registration statement on Form S-1 has been or will be filed with respect to the Common Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The Company has prepared and has filed or proposes to file prior to the effective date of such registration statement an amendment or amendments to such registration statement, which amendment or amendments have been or will be similarly prepared. There have been delivered to Carson Medlin a copy of such registration statement and amendments, together with a copy of each exhibit filed therewith. The Company will next file with the Commission one of the following: (i) prior to effectiveness of such registration statement, a further amendment thereto, including the form of final prospectus, or (ii) a final prospectus in accordance with Rule 424(b) of the Rules and Regulations.

          (b) The Commission has not issued any order preventing or suspending the use of the Prospectus and the Prospectus has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and at the time the Registration Statement becomes effective, and at all times subsequent thereto up to and including each Closing Date hereinafter mentioned, the Registration Statement and the Prospectus, and any amendments or supplements thereto, will contain all material statements and information required to be included therein by the Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations, and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, no representation or warranty contained in this subsection 2(b) shall be applicable to information contained in or omitted from the Registration Statement, the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of Carson Medlin, specifically for use in the preparation thereof.

          (c) The Company and each of Union County Bank ("UCB"), Carolina Community Bank ("Carolina"), Peoples Bank of Fannin County ("Peoples"), White County Bank ("White") and Towns County Bank ("Towns") (UCB, Carolina, Peoples, White and Towns hereinafter referred to as the "Subsidiaries") have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, with full power and authority to own and lease their properties and conduct their respective businesses as described in the Prospectus; except as disclosed in the Prospectus and the financial statements of the Company, the Company, directly or indirectly, owns all of the outstanding capital stock of its Subsidiaries free and clear of all claims, liens, charges and encumbrances; the Company and each of its Subsidiaries are in possession of and operating in compliance with all authorizations, licenses, permits, consents, certificates and orders material to the conduct of their respective businesses, all of which are valid and in full force and effect.

          (d) The Company has authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Prospectus; the issued and outstanding shares of Common Shares have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform to the description thereof contained in the Prospectus. All issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company and the related notes thereto included in the Prospectus, neither the Company nor any Subsidiary has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock, or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

          (e) The Common Shares to be sold by the Company have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will conform to the description thereof contained in the Prospectus. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Common Shares by the Company pursuant to this Agreement. No shareholder of the Company has any right which has not been waived to require the Company to register the sale of any share owned by such shareholder under the Act in the public offering contemplated by this Agreement. No further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Common Shares to be sold by the Company as contemplated herein.

          (f) The Company has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company in accordance with its terms, except to the extent

     enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws affecting the rights of creditors generally and by principles of equity, whether considered at law or equity. The making and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provisions of the articles of incorporation or bylaws, or other organizational documents, of the Company and will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Act and Blue Sky securities laws applicable to the public offering of the Common Shares by the Company.

          (g) Porter Keadle Moore, LLP, who have expressed their opinion with respect to the financial statements and schedules filed with the Commission as a part of the Registration Statement and included in the Prospectus and in the Registration Statement, are independent accountants as required by the Act and the Rules and Regulations.

          (h) The combined financial statements and schedules of the Company and the related notes thereto included in the Registration Statement and the Prospectus present fairly the financial position of the Company as of the respective dates of such financial statements and schedules, and the results of operations and changes in financial position of the Company for the respective periods covered thereby. Such statements, schedules and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis as certified by Porter Keadle Moore, LLP. No other financial statements or schedules are required to be included in the Registration Statement. The selected financial data set forth in the Prospectus under the captions "Capitalization" and "Selected Combined Historical Financial Data" fairly present the information set forth therein on the basis stated in the Registration Statement. The pro forma financial information (including the related notes) included in the Prospectus complies as to form in all material respects to the applicable accounting requirements of the Act and the Rules and Regulations, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable. Such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly represents with respect to the Company the financial position, results of operations and other information purported to be shown therein at the respective dates and for the respective periods specified.

          (i) The Company has disclosed in the Registration Statement and Prospectus all information it is required to disclose therein, and such Registration Statement and Prospectus are true and correct in every material respect and do not fail to disclose any information which if not disclosed would cause the Registration Statement and/or Prospectus to be materially misleading in any respect.

          (j) The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     For purposes of this Section 2, "the best of the Company's knowledge" or a similar phrase means the knowledge of each of Jimmy C. Tallent, Christopher J. Bledsoe, Richard R. Cheatham, Neil D. Falis and F. Sheffield Hale, after diligent inquiry of persons who should have knowledge of the facts relevant to such representations.

     SECTION 3.  Representations and Warranties of Carson Medlin.
Carson Medlin hereby represents and warrants to the Company that:

          (a) The information set forth in the Prospectus that was furnished to the Company by and on behalf of Carson Medlin for use in connection with the preparation of the Registration Statement and the Prospectus is correct in all material respects;

          (b) Carson Medlin is registered as a broker-dealer in the State of North Carolina.

          (c) Carson Medlin will make all necessary filings with the National Association of Securities Dealers in connection with its services provided hereunder.

     SECTION 4. Covenants of the Company. The Company covenants and agrees that:

          (a) The Company will use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective. Carson Medlin will have the opportunity to review and approve the Registration Statement and any amendment thereto. The Company will promptly advise Carson Medlin in writing (i) of the receipt of any comments of the Commission, (ii) of any request of the Commission for amendment of or supplement to the Registration Statement (either before or after it becomes effective) or the Prospectus or for additional information, (iii) when the Registration Statement shall have become effective, and (iv) of the issuance by the Commission of any stop order

     suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. The Company will not file any amendment or supplement to the Registration Statement (either before or after it becomes effective) or the Prospectus of which Carson Medlin has not been furnished with a copy a reasonable time prior to such filing or to which Carson Medlin reasonably objects or which is not in compliance with the Act and the Rules and Regulations.

          (b) The Company will prepare and file with the Commission, promptly upon Carson Medlin's request, any amendment or supplements to the Registration Statement or the Prospectus which in Carson Medlin's judgment may be necessary or advisable to enable Carson Medlin to continue the distribution of the Common Shares, and will use its best efforts to cause the same to become effective as promptly as possible.

          (c) If at any time within the nine-month period referred to in Section 10(a)(3) of the Act during which a prospectus relating to the Common Shares is required to be delivered under the Act any event occurs, as a result of which the Prospectus, including any amendments or supplements, would include an untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if it is necessary at any time to amend the Prospectus, including any amendments or supplements, to comply with the Act or the Rules and Regulations, the Company will promptly advise Carson Medlin thereof and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance and will use its best efforts to cause the same to become effective as soon as possible; and, in case Carson Medlin is required to deliver a prospectus after such nine-month period, the Company upon request, but at the expense of Carson Medlin, will promptly prepare such amendment or amendments to the Registration Statement and such Prospectus or Prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act.

          (d) The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Act.

          (e) During such period as a prospectus is required by law to be delivered in connection with sales by Carson Medlin, the Company, at its expense, but only for the nine-month period referred to in Section 10(a)(3) of the Act, will furnish to Carson Medlin or mail to the order of Carson Medlin copies of the Registration Statement and the Prospectus and all amendments and supplements to any such

     documents, in each case as soon as available and in such quantities as Carson Medlin may request, for the purposes contemplated by the Act.

          (f) The Company shall qualify or register the Common Shares for sale under (or obtain exemptions from the application of) the Blue Sky securities law of North Carolina, will comply with such law and will continue such qualification, registration and exemption in effect so long as reasonably required for the distribution of the Common Shares. The Company will advise Carson Medlin promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Common Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company, with Carson Medlin's cooperation, will use its best efforts to obtain the withdrawal thereof.

          (g) The Company will apply the net proceeds of the sale of the Common Shares sold by it substantially in accordance with its statements under the caption "Use of Proceeds" in the Prospectus.

     Carson Medlin may, in its sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

     SECTION 5. Payment of Fees and Expenses. Whether or not the transactions contemplated hereunder are consummated or this Agreements becomes effective or is terminated, the Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby and all reasonable fees and expenses of Carson Medlin, including reasonable fees and disbursements of Carson Medlin's counsel, not to exceed $10,000.

     SECTION 6. Effectiveness of Registration Statement. Carson Medlin and the Company will use their best efforts to cause the Registration Statement to become effective, to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement and, if such stop order be issued, to obtain as soon as possible the lifting thereof.

     SECTION 7.  Indemnification.

          (a) The Company agrees to indemnify and hold harmless Carson Medlin and each person, if any, who controls Carson Medlin within the meaning of the Act against any losses, claims, damages, liabilities or expenses, joint or several, to which Carson Medlin or such controlling person may become subject, under the Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise

     out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained herein or any failure of the Company to perform its obligations hereunder or under law; and will reimburse Carson Medlin and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by Carson Medlin or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with the information furnished to the Company pursuant to Section 3 hereof.

          (b) Carson Medlin will indemnify and hold harmless the Company, each of the Company's directors, each of the Company's officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages, liabilities or expenses to which the Company or any such director, officer or controlling person may become subject, under the Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of Carson Medlin), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in, the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with the information furnished to the Company pursuant to Section 3 hereof; and will reimburse the Company or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer, or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. This indemnity agreement will be in addition to any liability which Carson Medlin may otherwise have.

          (c) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Sections 7(a) and 7(b) hereof, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by

     arbitration conducted by the American Arbitration Association. Any such arbitration must be commenced by service of a written demand for arbitration or written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so.

     SECTION 8. Termination. Without limiting the right to terminate this Agreement pursuant to any other provision hereof:

          (a) This Agreement may be terminated by the Company by notice to Carson Medlin or by Carson Medlin by notice to the Company at any time prior to the time this Agreement shall become effective as to all its provisions, and any such termination shall be without liability on the part of the Company to Carson Medlin (except for the fees and expenses to be paid or reimbursed by the Company, pursuant to Sections 1, 5 and 7 hereof and except to the extent provided in Section 9 hereof) or of Carson Medlin to the Company (except for the expenses to be paid or reimbursed by Carson Medlin, pursuant to Section 7 hereof and except to the extent provided in Section 9 hereof).

          (b) This Agreement may also be terminated by Carson Medlin by notice to the Company (i) if any adverse event shall have occurred or shall exist which makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or Prospectus or which is not reflected in the Registration Statement or Prospectus but should be reflected therein in order to make the statements or information contained therein not misleading in any material respect, or (ii) if there shall be any action, suit or proceeding pending or threatened; or there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or any of its Subsidiaries or the transactions contemplated by this Agreement which, in the reasonable judgment of Carson Medlin, may materially and adversely affect the Company's business or earnings and makes it impracticable or inadvisable to offer or sell the Common Shares. Any termination pursuant to this subsection (b) shall be without liability on the part of Carson Medlin to the Company or on the part of the Company to Carson Medlin (except for the fees and expenses to be paid or reimbursed by the Company pursuant to Sections 1, 5 and 7 hereof and except to the extent provided in Section 9 hereof).

     SECTION 9. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of the Company's officers and of Carson Medlin set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of Carson Medlin, the Company, or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Common Shares sold hereunder and any termination of this Agreement.

     SECTION 10. Notices. All communications hereunder shall be in writing and, if sent to Carson Medlin shall be mailed, delivered or telegraphed and confirmed to The Carson Medlin Company, 1307 Glenwood Avenue, Suite 158, Raleigh, North Carolina 27605, with a copy to The Sanford Law Firm, P.O. Box 2447, Raleigh, North Carolina 27602, Attention: Alfred P. Carlton, Jr., Esq.; and if sent to the Company shall be mailed, delivered or telegraphed and confirmed to the Company at P.O. Box 398, 59 Highway 515, Blairsville, Georgia 30512, with a copy to Kilpatrick & Cody, L.L.P., 1100 Peachtree Street, Suite 2800, Atlanta, GA 30309, Attention: Richard R. Cheatham, Esq. The Company or Carson Medlin may change the address for receipt of communications hereunder by giving notice to the others.

     SECTION 11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the officers and directors and controlling persons referred to in Section 7, and in each case their respective successors, personal representatives and assigns, and no other person will have any right or obligation hereunder. No such assignment shall relieve any party of its obligations hereunder. The term "successors" shall not include any purchaser of the Common Shares as such from Carson Medlin merely by reason of such purchase.

     SECTION 12. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     SECTION 13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws
(and not the laws pertaining to conflicts of laws) of the State of North Carolina.

     SECTION 16. General. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in several counterparts, each one of which shall be an original, and all of which shall constitute one and the same document.

     In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company.

     If the foregoing is in accordance with Carson Medlin's understanding of our agreement, kindly sign and return to us the enclosed copies hereof, whereupon it will become a binding agreement among the Company and Carson Medlin, all in accordance with its terms.

                              Very truly yours,

                              UNITED COMMUNITY BANKS, INC.


                              By:/s/ Billy M. Decker
                                        Secretary

                              THE CARSON MEDLIN COMPANY


                              By: /s/ W. Gary Medlin
                                        President

THE CARSON MEDLIN COMPANY
INVESTMENT BANKERS

January 28, 1997


Jimmy C. Tallent
President and CEO
United Community Banks, Inc.
59 Highway 515
Blairsville, GA  30512

Dear Mr. Tallent:

With respect to that certain agreement between United Community Banks, Inc. (the "Company") and The Carson Medlin Company ("Carson Medlin") dated January 28, 1997 (the "Broker Dealer Agreement"), Carson Medlin agrees hereby to the following changes to the Broker Dealer Agreement. The third sentence of the second paragraph of Section 1. BROKER DEALER AGREEMENT shall be deleted and in its place the following sentence shall be substituted:

     Carson Medlin will act as Dealer on behalf of the company in connection with effecting the offer and sale of the Common Shares in North Carolina to residents of North
     Carolina.

All other terms of the Broker Dealer Agreement shall remained unchanged.

If the foregoing is in accordance with the Company's understanding of our agreement, as hereby amended, please sign and return to us one copy of this letter, whereupon it will become a binding agreement between Carson Medlin and the Company.


                    Sincerely,


                    THE CARSON MEDLIN COMPANY


                    /s/ W. Gray Medlin
                    Chairman


                    UNITED COMMUNITY BANKS, INC.


                    By: /s/ Billy M. Decker
                    Its:  /s/ Secretary